Exhibit 32

ITRONICS INC.

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Itronics Inc. (the Company") on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on November 21, 2005 (the "Report") each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2005                  /S/ JOHN W. WHITNEY

                                        John W. Whitney

                                        President

Date: November 21, 2005                  /S/ MICHAEL C. HORSLEY

                                        Michael C. Horsley

                                        Controller

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